UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2008

The J. M. Smucker Company

(Exact name of registrant as specified in its charter)

Ohio	1-5111	36-0538550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strawberry Lane, Orrville, Ohio	44667-0280
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 15, 2008, The J. M. Smucker Company issued a press release announcing the declaration of a one time special dividend of five dollars per common share on Friday, October 31, 2008 to all shareholders of record at the close of business on Tuesday, September 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: September 16, 2008	By:	/s/ M. Ann Harlan
M. Ann Harlan
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 15, 2008.